UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 26, 2025
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Zevra Therapeutics, Inc
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (321) 939-3416
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZVRA	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 26, 2025, Wendy Dixon notified the board of directors (the “Board”) of Zevra Therapeutics, Inc. (the “Company”) that she was resigning from the Board and each committee of the Board on which she served, subject to the Board’s acceptance. On November 27, 2025, the Board accepted her resignation effective as of December 2, 2025. Dr. Dixon’s decision to resign was not because of any disagreement with the Company on any matter relating to its operations, policies or practices.

(d) On November 27, 2025, the Board appointed Alicia Secor to serve as a director of the Company, effective as of December 2, 2025. Ms. Secor will serve as a Class I director, with a term expiring at the Company’s annual meeting of stockholders to be held in 2028 or until her earlier death, resignation, or removal. Ms. Secor has also been appointed to the Compensation Committee and to the Audit Committee of the Board.

There is no arrangement or understanding between Ms. Secor and any other person pursuant to which she was selected as a director of the Company, and there is no family relationship between Ms. Secor and any of the Company’s other directors or executive officers. The Company is not aware of any transaction involving Ms. Secor requiring disclosure under Item 404(a) of Regulation S-K.

Upon commencement of her service as a director Ms. Secor will be compensated for her service on the Board and its committees pursuant to the Company’s Tenth Amended and Restated Non-Employee Director Compensation Policy, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Ms. Secor has also entered into the Company’s standard form of indemnification agreement.

Item 7.01    Regulation FD Disclosure.

On December 2, 2025, the Company issued a press release announcing the matters disclosed above in Item 5.02. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
Tenth Amended and Restated Non-Employee Director Compensation Policy (incorporated by reference to Exhibit 10.1 filed with the Company’s Quarterly Report on Form 10-Q filed on May 13, 2025 (File No. 001-36913))

99.1	Press Release dated December 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zevra Therapeutics, Inc.

Date: December 2, 2025	By:	/s/ Timothy J. Sangiovanni
Timothy J. Sangiovanni, CPA
Senior Vice President, Finance and Corporate Controller